EXHIBIT 32

                  CERTIFICATION OF CHEIF EXECUTIVE OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the accompanying Quarterly Report on Form 10-QSB of Monumental Marketing, Inc. for the period ended, December 31, 2006,
(the "Report") I, Haim Karo , President of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monumental Marketing, Inc.


Date: February 19, 2007                /s/Haim Karo
                             -------------------------------------------
                                         Haim Karo
                                         President
                                   (Principal Executive)